SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)     May 17, 1995

                              ECOLAB INC.
             (Exact name of registrant as specified in its charter)


                              Delaware
             (State or other jurisdiction of incorporation)


             1-9328                                   41-0231510
   (Commission File Number)                        (IRS Employer
                                                Identification No.)

           Ecolab Center, St. Paul, Minnesota           55102
   (Address of principal executive offices)             (Zip Code)


   Registrant's telephone number, including area code:  612-293-2233


                             (Not applicable)
   (Former name or former address, if changed from last report.)





   Item 5.   Other Events.

                  On May 17, 1995, the Company commenced its
             previously announced Dutch Auction cash tender offer to purchase up to 3 million shares of the Company's Common Stock at a price between $21.75 and $25.00 per share upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 17, 1995, and the related Letter of Transmittal, which together constitute the offer. The offer, proration period and withdrawal rights are scheduled to expire at midnight, Eastern time, on Wednesday, June 14, 1995, unless the offer is extended.

                  A copy of the News Release issued by the Company
             on May 17, 1995 regarding commencement of the offer is attached as Exhibit (99) and incorporated herein by reference.

   Item 7.   Financial Statements and Exhibits.

             (c)  Exhibits

                  (99) Ecolab Inc. News Release dated May 17, 1995.


                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ECOLAB INC.



                            By:  /s/Kenneth A. Iverson
                                 Kenneth A. Iverson
                                 Vice President and Secretary

   Dated:  May 17, 1995










                             EXHIBIT INDEX


   Exhibit                                           Paper (P) or
      No.         Document                           Electronic (E)


     (99)         Ecolab Inc. News Release dated          E
                  May 17, 1995.












































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